UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

April 9, 2024
Date of Report (Date of Earliest Event Reported)

DIAMONDBACK ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35700	45-4502447
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
500 West Texas Ave.
Suite 100
Midland, Texas 79701
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (432) 221-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	FANG	The Nasdaq Stock Market LLC (NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

☐	Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01. Entry into a Material Definitive Agreement.
Underwriting Agreement
On April 9, 2024, Diamondback Energy, Inc. (the “Company” or “Diamondback”), entered into an Underwriting Agreement (the “Underwriting Agreement”), by and among the Company, as the issuer, Diamondback E&P LLC, as the subsidiary guarantor (“E&P”), and Citigroup Global Markets Inc., BofA Securities, Inc. and TD Securities (USA) LLC, as representatives of the several underwriters named therein (collectively, the “Underwriters”), providing for the issuance and sale of (i) $850,000,000 aggregate principal amount of its 5.200% Senior Notes due 2027 (the “2027 Notes”), (ii) $850,000,000 aggregate principal amount of its 5.150% Senior Notes due 2030 (the “2030 Notes”), (iii) $1,300,000,000 aggregate principal amount of its 5.400% Senior Notes due 2034 (the “2034 Notes”), (iv) $1,500,000,000 aggregate principal amount of its 5.750% Senior Notes due 2054 (the “2054 Notes”) and (v) $1,000,000,000 aggregate principal amount of its 5.900% Senior Notes due 2064 (the “2064 Notes” and, together with the 2027 Notes, the 2030 Notes, the 2034 Notes and the 2054 Notes, each a “series of Notes” and collectively, the “Notes”).
The price to the public was 99.956% of the principal amount for the 2027 Notes, 99.830% of the principal amount for the 2030 Notes, 99.679% of the principal amount for the 2034 Notes, 99.957% of the principal amount for the 2054 Notes and 99.954% of the principal amount for the 2064 Notes.
Each series of Notes and E&P’s guarantee thereof have been registered under the Securities Act of 1933, as amended (the “Act”), pursuant to a registration statement on Form S-3 (No. 333-268495), filed with the Securities and Exchange Commission (the “SEC”) and automatically effective on November 21, 2022.  The terms of the Notes are further described in the Company’s prospectus supplement dated April 9, 2024, as filed with the SEC on April 11, 2024 (the “Prospectus”).  The closing of the sale of the Notes is expected to occur on April 18, 2024, subject to customary closing conditions.
Each series of Notes and E&P’s guarantee thereof will be the Company’s and E&P’s respective senior unsecured obligations and will rank equally in right of payment with all of the Company’s and E&P’s respective existing and future senior indebtedness, including the Company’s outstanding senior notes and E&P’s guarantees thereof and all of E&P’s obligations under its revolving credit facility with Wells Fargo Bank, National Association, as administrative agent (the “revolving credit facility”) and under its term loan facility with Citibank, N.A., as administrative agent (the “term loan facility”) and the respective lenders party thereto and the Company’s guarantees thereof, and senior in right of payment to any of the Company’s and E&P’s future indebtedness that is expressly subordinated in right of payment to the Notes and E&P’s guarantees thereof, respectively.
The Company estimates that the net proceeds from the sale of the Notes will be approximately $5.4 billion, after deducting the Underwriters’ discounts and estimated offering expenses. The Company intends to use these net proceeds, together with cash on hand and/or borrowings under the revolving credit facility, for general corporate purposes, including, without limitation, paying a portion of the cash consideration for the pending acquisition of Endeavor Parent, LLC (“Endeavor”), repaying certain debt of Endeavor if the acquisition closes and paying related fees, costs and expenses.
The Underwriting Agreement includes customary representations, warranties and covenants by the Company.  It also provides for customary indemnification by each of the Company and the respective Underwriters against certain liabilities arising out of or in connection with sale of the Notes and for customary contribution provisions in respect of those liabilities.
As more fully described under the caption “Underwriting (Other Relationships)” in the Prospectus, some of the Underwriters and their affiliates have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with the Company or its affiliates. They have received, or may in the future receive, customary fees and commissions for these transactions. Specifically, certain Underwriters and/or their affiliates serve in various roles under the revolving credit facility and term loan facility.  Affiliates of the Underwriters have provided the Company with commitments in respect of a bridge facility in connection with the pending acquisition of Endeavor (as more fully described in the Prospectus). The commitments in respect of this bridge facility will be reduced on a dollar-for-dollar basis by the net proceeds of the offering of the Notes.

The foregoing description of the Underwriting Agreement is not complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.
Item 8.01. Other Events.
Press Release
On April 9, 2024, the Company issued a press release announcing the pricing of the offering of the Notes.  A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated in this Item 8.01 by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
Exhibit Number	Description
1.1
Underwriting Agreement, dated April 9, 2024, among Diamondback Energy, Inc., Diamondback E&P LLC and Citigroup Global Markets Inc., BofA Securities, Inc. and TD Securities (USA) LLC, as representatives of the several underwriters named therein.

99.1	Press Release dated April 9, 2024
104	Cover Page Interactive Data File (formatted as Inline XBRL).

Forward Looking Statements
This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act of 1934, as amended, which involve risks, uncertainties, and assumptions.  All statements, other than statements of historical fact, including statements regarding the timing of the closing of the sale of the Notes, the proposed business combination transaction between Diamondback and Endeavor; future performance; business strategy; future operations (including drilling plans and capital plans); estimates and projections of revenues, losses, costs, expenses, returns, cash flow, and financial position; reserve estimates and its ability to replace or increase reserves; anticipated benefits of strategic transactions (including acquisitions and divestitures), including the proposed transaction; the expected amount and timing of synergies from the proposed transaction; the anticipated timing of the proposed transaction; and plans and objectives of management (including plans for future cash flow from operations and for executing environmental strategies) are forward-looking statements. When used in this communication, the words “aim,” “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “future,” “guidance,” “intend,” “may,” “model,” “outlook,” “plan,” “positioned,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would,” and similar expressions (including the negative of such terms) are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Although Diamondback believes that the expectations and assumptions reflected in its forward-looking statements are reasonable as and when made, they involve risks and uncertainties that are difficult to predict and, in many cases, beyond Diamondback’s control. Accordingly, forward-looking statements are not guarantees of future performance and actual outcomes could differ materially from what Diamondback has expressed in its forward-looking statements.
Factors that could cause the outcomes to differ materially include (but are not limited to) the following: the completion of the proposed transaction on anticipated terms and timing or at all, including obtaining Diamondback stockholder  approval, regulatory approval and satisfying other conditions to the completion of the transaction; uncertainties as to whether the proposed transaction, if consummated, will achieve its anticipated benefits and projected synergies within the expected time period or at all; Diamondback’s ability to integrate Endeavor’s operations in a successful manner and in the expected time period; the occurrence of any event, change, or other circumstance that could give rise to the termination of the proposed transaction; risks that the anticipated tax treatment of the proposed transaction is not obtained; unforeseen or unknown liabilities; unexpected future capital expenditures; potential litigation relating to the proposed transaction; the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the effect of the announcement, pendency, or completion of the proposed transaction on the parties’ business relationships and business generally; risks that the proposed transaction disrupts current plans and operations of Diamondback or Endeavor and their respective management teams and potential difficulties in retaining employees as a result of the proposed transaction; the risks related to Diamondback’s financing of the proposed transaction; potential negative effects of this announcement and the pendency or completion of the proposed transaction on the market price of Diamondback’s common stock and/or operating results; rating agency actions and Diamondback’s ability to access short- and long-term debt markets on a timely and affordable basis; changes in supply and demand levels for oil, natural gas, and natural gas liquids, and the resulting impact on the price for those commodities; the impact of public health crises, including epidemic or pandemic diseases and any related company or government policies or actions; actions taken by the members of OPEC and Russia affecting the production and pricing of oil, as well as other domestic and global political, economic, or diplomatic developments, including any impact of the ongoing war in Ukraine and the Israel-Hamas war on the global energy markets and geopolitical stability; instability in the financial markets; concerns over a potential economic slowdown or recession; inflationary pressures; rising interest rates and their impact on the cost of capital; regional supply and demand factors, including delays, curtailment delays or interruptions of production, or governmental orders, rules or regulations that impose production limits; federal and state legislative and regulatory initiatives relating to hydraulic fracturing, including the effect of existing and future laws and governmental regulations; physical and transition risks relating to climate change; risks described in Item 1A of Diamondback’s Annual Report on Form 10-K, filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 22, 2024, risks disclosed in its subsequent filings on Forms 10-Q and 8-K and risks described in Diamondback’s definitive proxy statement for the Endeavor transaction, filed with the SEC on March 29, 2024, and the Prospectus, all of which can be obtained free of charge on the SEC’s website at http://www.sec.gov and Diamondback’s website at www.diamondbackenergy.com/investors/.
In light of these factors, the events anticipated by Diamondback’s forward-looking statements may not occur at the time anticipated or at all.  Moreover, Diamondback operates in a very competitive and rapidly changing environment and new risks emerge from time to time. Diamondback cannot predict all risks, nor can it assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those anticipated by any forward-looking statements it may make. Accordingly , you should not place undue reliance on any forward-looking statements. All forward-looking statements speak only as of the date of this Current Report on Form 8-K or, if earlier, as of the date they were made. Diamondback does not intend to, and disclaims any obligation to, update or revise any forward-looking statements unless required by applicable law.

Additional Information about the Acquisition and Where to Find It
In connection with the potential transaction between Diamondback and Endeavor, Diamondback filed relevant materials with the SEC including a definitive proxy statement on Schedule 14A.  Diamondback has mailed the definitive proxy statement to each stockholder entitled to vote at the meeting relating to the proposed transaction.  This Current Report on Form 8-K is not a substitute for the definitive proxy statement or for any other document that Diamondback may file with the SEC and send to its stockholders in connection with the proposed transaction.  INVESTORS AND STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT DIAMONDBACK WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND THE PARTIES TO THE TRANSACTION. The definitive proxy statement and other relevant materials in connection with the transaction (when they become available) and any other documents filed by Diamondback with the SEC, may be obtained free of charge at the SEC’s website www.sec.gov. Copies of the documents filed with the SEC by Diamondback will be available free of charge on Diamondback’s website at www.diamondbackenergy.com/investors/.
Participants in the Solicitation
Diamondback and its directors and executive officers may be deemed, under SEC rules, to be participants in the solicitation of proxies from Diamondback’s stockholders in connection with the transaction. Information about the directors and executive officers of Diamondback is set forth in (i) Diamondback’s definitive proxy statement for the transaction, including under the headings “Voting by Diamondback’s Directors and Executive Officers”, “Reasons for the Merger; Recommendations of the Board of Directors”, “Board of Directors Following the Merger”, “Stockholders Agreement”, and  “Security Ownership of Certain Beneficial Owners and Management”, which was filed with the SEC on March 29, 2024 and is available at https://www.sec.gov/Archives/edgar/data/1539838/000114036124016439/ny20021341x14_defm14a.htm, (ii) Diamondback’s proxy statement for its 2023 annual meeting, including under the headings “Proposal 1—Election of Directors”, “Executive Officers”, “Compensation Discussion and Analysis”, “Compensation Tables”, “Pay Ratio Disclosure” and “Pay Versus Performance Disclosure”, which was filed with the SEC on April 27, 2023 and is available at https://www.sec.gov/ixviewer/ix.html?doc=/Archives/edgar/data/1539838/000130817923000793/fang-20221231.htm, (iii) Diamondback’s Annual Report on Form 10-K for the year ended December 31, 2023, including under the headings “Item 10. Directors, Executive Officers and Corporate Governance”, “Item 11. Executive Compensation”, “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Item 13. Certain Relationships and Related Transactions, and Director Independence”, which was filed with the SEC on February 22, 2024 and is available at https://www.sec.gov/ixviewer/ix.html?doc=/Archives/edgar/data/1539838/000153983824000019/fang-20231231.htm and (iv) subsequent statements of changes in beneficial ownership on file with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct or indirect interests, by security holdings or otherwise, are contained in the proxy statement and other relevant materials filed with the SEC when they become available.  These documents may be obtained free of charge from the SEC’s website at www.sec.gov and Diamondback’s website at www.diamondbackenergy.com/investors/. To the extent that Diamondback’s directors and executive officers and their respective affiliates have acquired or disposed of security holdings since the applicable “as of” date disclosed in the definitive proxy statement for the transaction, such transactions have been or will be reflected on Statements of Change in Ownership on Form 4, Initial Statements of Beneficial ownership on Form 3, or amendments to beneficial ownership reports on Schedules 13D filed with the SEC including: Form 4s, filed by Teresa L. Dick, with the filings of Diamondback March 21, 2024 and March 25, 2024; Form 4, filed by Matt Zmigrosky, with the filings of Diamondback on  March 25, 2024; Form 4, filed by Matthew Kaes Van’t Hof March 21, 2024; Form 4, filed by Daniel N. Wesson, with the filings of Diamondback on March 21, 2024; Form 4, filed by Albert Barkmann, with the filings of the Company on March 21, 2024;  Form 4 filed by Travis D. Stice on April 4, 2024; and Form 4, filed by Jere W Thompson III, with the filings of the Company on March 21, 2024.
No Offer or Solicitation
This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMONDBACK ENERGY, INC.

Date: April 11, 2024	By:	/s/ Kaes Van’t Hof
	Name:	Kaes Van’t Hof
	Title:	President and Chief Financial Officer